FORMFACTOR, INC. CHANGE OF CONTROL SEVERANCE AGREEMENT This Change of Control Severance Agreement (the “Agreement”) is made and entered into effective as of [DATE] (the “Effective Date”), by and between the undersigned employee (the “Employee”) and FormFactor, Inc., a Delaware corporation (the “Company”). RECITALS A. The Company considers it essential to the best interests of its shareholders to foster the continuous employment of key management personnel. B. The Board of Directors of the Company (the “Board”) recognizes that, as is the case with many publicly held corporations, the possibility of a Change in Control (as defined below) exists and that such possibility, and the uncertainty and questions which it may raise among management, could result in the departure or distraction of management personnel to the detriment of the Company and its shareholders. C. The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company’s management, including the Employee, to their assigned duties without distraction in light of the possibility of a Change in Control. AGREEMENT NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Employee hereby agree as follows. 1. Definitions. The following terms referred to in this Agreement shall have the following meanings. “Cause” shall mean (i) any act of personal dishonesty taken by the Employee in connection with his or her responsibilities as an employee which is intended to result in substantial personal enrichment of the Employee and is reasonably likely to result in material harm to the Company, (ii) the Employee’s conviction of a felony, (iii) a willful act by the Employee which constitutes misconduct and is materially injurious to the Company, or (iv) continued willful violations by the Employee of the Employee’s obligations to the Company after the Employee has received a written demand for performance from the Company which describes the basis for the Company’s belief that the Employee has not substantially performed his or her duties. “Change of Control” shall mean the first to occur of any of the following events after the date hereof: (i) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into or exchanged for voting securities of the surviving entity) more than sixty percent (60%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (ii) (A) any approval by the shareholders of the Company of a plan of complete liquidation of the Company, other than as a result of insolvency or (B) the consummation of the sale or disposition (or the last in a series of sales or dispositions) by the Company of all or substantially all of the Company’s assets, other than a sale or disposition to a wholly-owned direct or indirect subsidiary of the Company and other than a sale or disposition which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (by being converted into or exchanged for voting securities of the entity to which such sale or disposition was made) more than sixty percent (60%) of the total voting power represented by the voting securities of the entity to which such sale or disposition was made after such sale or disposition; or (iii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the total voting power represented by the Company’s then outstanding voting securities; or (iv) during any period of two (2) consecutive years after the Effective Date, Incumbent Directors cease for any reason to constitute a majority of the Board. “Good Reason” shall mean the occurrence of any of the following: (i) without the Employee’s express written consent, a material reduction of the Employee’s duties, position or responsibilities relative to the Employee’s duties, position or responsibilities in effect immediately prior to the Change of Control; (ii) a reduction by more than ten percent (10%) of the Employee’s base salary or target bonus as in effect immediately prior to the Change of Control; (iii) without the Employee’s express written consent, the relocation of the Employee’s primary work location by more than fifty (50) miles; or (iv) the failure of the Company to obtain the assumption of this Agreement by a successor (by express agreement or operation of law); provided, however, that the Employee will have Good Reason to terminate employment only if (i) the Employee provides notice to the Company of the existence of the event or circumstances constituting Good Reason specified in any of the preceding clauses within ninety (90) days of the initial existence of such event or circumstances, and (ii) the Company does not remedy such event or circumstances within fifteen (15) days following receipt of such notice.

“Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors then still in office who either were directors on the Effective Date or whose election or nomination for election was so approved. “Involuntary Termination” shall mean a termination of the Employee by the Company without Cause or a resignation by the Employee within one hundred twenty (120) days of any event constituting Good Reason. “Separation from Service” shall have the meaning given in Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). 2. Term of Agreement. This Agreement shall be in effect for the period commencing on the Effective Date and ending December 31, 2023; provided, that, on December 31, 2023, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the “Renewal Date”), unless previously terminated, this Agreement shall be automatically extended for one additional year, from year to year, unless at least ninety (90) days prior to any Renewal Date, the Company gives notice to the Employee that this Agreement shall not be so extended, in which case this Agreement shall terminate on such next December 31; provided that if a Change of Control shall have occurred during the period during which this Agreement is in effect, this Agreement shall remain in effect until twelve (12) months following such Change of Control to give effect to its provisions. 3. At-Will Employment. The Company and the Employee acknowledge that the Employee’s employment is and shall continue to be at-will, as defined under applicable law. If the Employee’s employment terminates for any reason, the Employee shall not be entitled to any payments, benefits, damages, awards or compensation other than as provided by this Agreement, or as may otherwise be established under the Company’s then existing employee benefit plans or policies at the time of termination. 4. Change of Control and Severance Benefits; Non-solicitation. (a) Involuntary Termination Following Change of Control. If the Employee’s employment with the Company terminates as a result of an Involuntary Termination at any time within twelve (12) months after a Change of Control, or within ninety (90) days prior to a Change of Control, then the Employee shall be entitled to receive from the Company the following benefits (the “Severance Benefits”), contingent upon the Employee’s delivery of a signed release reasonably satisfactory to the Company (the “Release”) within forty-five (45) days from the Employee’s Separation from Service (the “Release Deadline”) and non- revocation of such Release within the time period specified therein. (i) Cash Severance Payments. Employee shall receive an aggregate amount equal to one (1) times the sum of (A) the Employee’s annual base salary in effect on the date of termination plus (B) the greater of (x) the product of the Employee’s annual base salary and the Employee’s target bonus percentage in effect on the date of termination (“Annual Bonus Target”) or (y) Annual Bonus Target times the average rate of annual bonus paid to each executive officer (compared to such officer’s target bonus) covered under a change of control severance agreement substantially similar to this Agreement averaged over the two most recently completed fiscal years preceding the date of termination. The Company shall pay the foregoing amount to the Employee in a lump sum within sixty (60) days following the Employee’s Separation from Service. (ii) Health Benefits Continuation. The Company shall pay to the Employee the product of: (A) the Company’s monthly COBRA premium in effect on the date of Separation from Service under the Company’s group health plan for the type of coverage in effect under such plan (e.g., family coverage) for the Employee on the date of Separation from Service, and (B) twelve (12), which shall be paid in a lump sum within sixty (60) days following the Employee’s Separation from Service. (iii) Equity Acceleration. The vesting and exercisability of each option, restricted stock award, restricted stock unit or other stock-based award, including any cash-based award that was substituted or assumed for any stock-based award at the time of the Change in Control (each, an “Equity Award”) shall be automatically accelerated in full and the forfeiture provisions and/or Company right of repurchase of each Equity Award shall automatically lapse in full. (iv) Forfeiture upon Breach of Covenants. Notwithstanding any of the foregoing, if the Employee materially breaches his or her obligations under paragraph (e) or (f) of this Article 4, from and after the date of such breach, the Employee will no longer be entitled to, and the Company will no longer be obligated to pay, any remaining unpaid portion of the Severance Benefits. (b) Other Termination in Connection with a Change of Control. If the Employee’s employment with the Company terminates other than as a result of an Involuntary Termination at any time within twelve (12) months after a Change of Control, then the Employee shall not be entitled to receive the Severance Benefits, but may be eligible for those benefits (if any) as may then be established under the Company’s or a successor company’s then existing severance and benefits plans and policies. (c) Termination Apart from a Change of Control. If the Employee’s employment with the Company terminates for any or no reason other than within twelve (12) months following a Change of Control, then the Employee shall not be entitled to receive the Severance Benefits, but may be eligible for those benefits (if any) as may then be established under the Company’s then existing severance and benefits plans and policies at the time of such termination.

(d) Accrued Wages and Vacation; Expenses. Without regard to the reason for, or the timing of, Employee’s termination of employment: (i) the Company shall pay the Employee any unpaid base salary due for periods prior to the date of termination; (ii) the Company shall pay the Employee all of the Employee’s accrued and unused vacation, if any, through the date of termination; and (iii) following submission of proper expense reports by the Employee, the Company shall reimburse the Employee for all expenses reasonably and necessarily incurred by the Employee in connection with the business of the Company prior to the date of termination. These payments shall be made promptly upon termination and within the period of time mandated by law. (e) Non-solicitation. In consideration of the benefits and protections conferred under this Agreement, Employee agrees that for the Non-solicit Period (as defined below), the Employee shall not either directly or indirectly solicit, induce, recruit or encourage any of the Company’s Personnel (as defined below) to leave their employment, or take away such Personnel, or attempt to solicit, induce, recruit, encourage or take away such Personnel, either for the Employee or for any other person or entity. “Personnel” means any of the Company’s employees, excluding the Employee’s administrative assistant. “Non-solicit Period” means the period commencing on the date of a Change of Control and ending twelve (12) months thereafter. (f) Confidentiality. In consideration of the benefits and protections conferred under this Agreement, the Employee agrees that he or she will continue to abide by the confidentiality provisions in the Company’s Employment, Confidential Information and Invention Assignment Agreement or other Company non-disclosure and intellectual property assignment agreement, as executed by the Employee. 5. Limitation on Benefits. (a) Notwithstanding anything contained in this Agreement to the contrary, to the extent that the payments and benefits provided under this Agreement and benefits provided to, or for the benefit of, the Employee under any other employer plan or agreement (such payments or benefits are collectively referred to as the “Benefits”) would constitute “excess parachute payments” (as such term is defined under Section 280G of the Code or any successor provisions, and the regulations promulgated thereunder) that would be subject to the excise tax (the “Excise Tax”) imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), the Benefits shall be reduced (but not below zero) if and to the extent that a reduction in the Benefits would result in Employee retaining a larger amount, on an after-tax basis (taking into account federal, state and local income taxes and the Excise Tax), than if Employee received all of the Benefits (such reduced amount is hereinafter referred to as the “Limited Benefit Amount”). The Company shall reduce or eliminate the Benefits, by first reducing or eliminating those payments or benefits which are not payable in cash and then by reducing or eliminating cash payments, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time from the “Determination” (as hereinafter defined). Any such reduction shall be made in a manner consistent with the requirements of Section 409A of the Code.

(b) A determination as to whether the Benefits shall be reduced to the Limited Benefit Amount pursuant to this Agreement and the amount of such Limited Benefit Amount shall be made by the Company’s independent public accountants or another certified public accounting firm or valuation firm designated by the Company (the “Accounting Firm”) at the Company’s expense. The Accounting Firm shall provide its determination (the “Determination”), together with detailed supporting calculations and documentation to the Company and Employee within thirty (30) days of the date of termination of Employee’s employment. 6. Successors. (a) Company’s Successors. Any successor to the Company (whether direct or indirect) to all or substantially all of the Company’s business and/or assets shall assume the Company’s obligations under this Agreement and agree (either expressly or by operation of law) to perform the Company’s obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term “Company” shall include any successor to the Company’s business and/or assets. (b) Employee’s Successors. Without the written consent of the Company, Employee shall not assign or transfer this Agreement or any right or obligation under this Agreement to any other person or entity. Notwithstanding the foregoing, the terms of this Agreement and all rights of Employee hereunder shall inure to the benefit of, and be enforceable by, Employee’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. 7. Notices. (a) General. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Employee, mailed notices shall be addressed to the Employee at the home address that the Employee most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its General Counsel, or to the Chief Financial Officer if the notice to the Company is from the General Counsel. (b) Notice of Termination. Any termination by the Company or by the Employee shall be communicated by a notice of termination to the other party hereto given in accordance with this Article. 8. Arbitration. (a) Any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof, shall be settled by binding arbitration to be held in San Francisco, California, in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the “Rules”). The arbitrator(s) may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator’s decision in any court having jurisdiction. (b) The arbitrator(s) shall apply California law to the merits of any dispute or claim, without reference to conflicts of law rules. The arbitral proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law. Employee hereby consents to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants. (c) EMPLOYEE HAS READ AND UNDERSTANDS THIS ARTICLE, WHICH DISCUSSES ARBITRATION. EMPLOYEE UNDERSTANDS THAT SUBMITTING ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH OR TERMINATION THEREOF TO BINDING ARBITRATION, CONSTITUTES A WAIVER OF EMPLOYEE’S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EMPLOYEE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, THE FOLLOWING CLAIMS: i. ANY AND ALL CLAIMS FOR WRONGFUL DISCHARGE OF EMPLOYMENT; BREACH OF CONTRACT, BOTH EXPRESS AND IMPLIED; BREACH OF THE COVENANT OF GOOD FAITH AND FAIR DEALING, BOTH EXPRESS AND IMPLIED; NEGLIGENT OR INTENTIONAL INFLICTION OF EMOTIONAL DISTRESS; NEGLIGENT OR INTENTIONAL MISREPRESENTATION; NEGLIGENT OR INTENTIONAL INTERFERENCE WITH CONTRACT OR PROSPECTIVE ECONOMIC ADVANTAGE; AND DEFAMATION; ii. ANY AND ALL CLAIMS FOR VIOLATION OF ANY FEDERAL, STATE OR MUNICIPAL STATUTE, INCLUDING, BUT NOT LIMITED TO, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE CIVIL RIGHTS ACT OF 1991, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FAIR LABOR STANDARDS ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, AND LABOR CODE SECTION 201, et seq.;

iii. ANY AND ALL CLAIMS ARISING OUT OF ANY OTHER LAWS AND REGULATIONS RELATING TO EMPLOYMENT OR EMPLOYMENT DISCRIMINATION. 9. Miscellaneous Provisions. (a) Section 409A. It is intended, and this Agreement will be so construed, that any amounts payable under this Agreement shall either be exempt from or comply with the provisions of Section 409A of the Code and the treasury regulations relating thereto so as not to subject the Employee to the payment of interest and/or any tax penalty that may be imposed under Section 409A of the Code. The Company may take any action (including with retroactive effect) that it determines necessary or appropriate to exempt any payment under this Agreement from the application of Section 409A of the Code or to cause any payment to comply with the requirements of Section 409A of the Code. Employee acknowledges and agrees that the Company has made no representation to Employee as to the tax treatment of the compensation and benefits provided pursuant to this Agreement and that Employee is solely responsible for all taxes due with respect to such compensation and benefits. In addition, to the extent (i) any payments to which Employee becomes entitled under this Agreement in connection with Employee’s termination of employment with the Company constitutes deferred compensation subject to Section 409A of the Code and (ii) Employee is deemed at the time of such termination of employment to be a “specified” employee under Section 409A of the Code, then to the extent required to avoid adverse tax treatment under Section 409A of the Code to Employee, such payment or payments shall not be made or commence until the date which is more than six (6) months after the Employee’s Separation from Service or, if earlier, the date of death of the Employee. If the condition of providing a Release by the Employee could cause the payment of any amount or provision of any Benefit subject to such release to be paid or provided in either of two taxable years of the Employee, then to the extent required to avoid adverse tax treatment to Employee under Section 409A of the Code, such amount or benefit shall be paid or provided in the later such taxable year, as necessary to comply with Section 409A of the Code. Neither the Company nor any of its affiliates shall be liable to Employee for any tax, penalty or interest imposed under or with respect to Section 409A of the Code or for reporting in good faith any payment made under this Agreement as an amount includible in gross income under Section 409A of the Code. Neither the Company nor any of its affiliates are hereby providing Employee with any tax advice with respect to Section 409A of the Code or otherwise and are not hereby making any guarantees or other assurances of any kind to Employee with respect to the tax consequences or treatment of any amounts paid or payable under this Agreement. (b) No Duty to Mitigate. The Employee shall not be required to mitigate the amount of any payment contemplated by this Agreement, nor shall any such payment be reduced by any earnings that the Employee may receive from any other source. (c) Waiver. No provision of this Agreement may be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by an authorized officer of the Company other than the Employee. No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time. (d) Integration. This Agreement represents the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements, whether written or oral. (e) Choice of Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the internal substantive laws, but not the conflicts of law rules, of the State of California. (f) Severability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect. (g) Withholding Taxes. All payments made pursuant to this Agreement shall be subject to applicable withholding or other tax obligations of the Company and the Company may withhold from any payments due to employee under this Agreement or otherwise any tax withholding required by applicable law. (h) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument. [signatures on following page]

IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written. COMPANY: FormFactor, Inc. By: _______________________ Name: Title EMPLOYEE: By: ______________________ Printed Name: